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Exhibit 10.5

LOGO Fleet Retail Group	Mail Stop: MA DE 10510A 40 Broad Street, 10th Floor Boston, MA 02109 617 434.4004 tel corporate.fleet.com

March 12, 2004

Sharon Link
Senior Vice President Finance & Administration
Gander Mountain Company
4567 American Boulevard West
Minneapolis, MN 55437

RE:    Loan and Security Agreement Dated as of December 19, 2001 as Amended May 23, 2003, June 4, 2003 and January 2, 2004 (the "Loan and Security Agreement") among Gander Mountain Company ("Borrower"), Fleet Retail Finance Inc. and the Other Lending Institutions From Time to Time Party to the Loan and Security Agreement ("Revolving Credit Lenders") and Fleet Retail Finance Inc. as Agent ("Agent") for Itself and the Other Revolving Credit Lenders

Dear Sharon:

        Fleet Retail Finance Inc., as Agent and as a Revolving Credit Lender, agrees that the Loan and Security Agreement shall be amended, subject to approval of the Revolving Credit Lenders, to delete Schedule 5.19 in its entirety and by modifying Section 5.19 of the Loan and Security Agreement to read:

        Business Plan. The Business Plan of the Borrower for the Years 2001 through 2004 as provided to the Agent and the Lenders in connection with the Third Amendment to the Loan and Security Agreement dated January 2, 2004 (the "Third Amendment").

        Upon approval of the Revolving Credit Lenders of the foregoing, Fleet shall make conforming changes to the Third Amendment to reflect such change.

Very truly yours,
FLEET RETAIL FINANCE INC. as Agent and as Revolving Credit Lender
/s/ SALLY A. SHEEHAN Sally A. Sheehan, Managing Director

A FleetBoston Financial Company

ACKNOWLEDGE AND AGREED:

GANDER MOUNTAIN COMPANY
By:	/s/ SHARON K. LINK
Title: SVP - Finance Administration
WELLS FARGO FOOTHILL, INC. FKA FOOTHILL CAPITAL CORPORATION, as Syndication Agent and as a Revolving Credit Lender
By:	/s/ BRAD ENGEL
Name: Brad Engel
Title: Assistant Vice President
THE CIT GROUP/BUSINESS CREDIT, INC., as a Revolving Credit Lender
By:	/s/ ADRIAN AVALOS
Name: Adrian Avalos
Title: Vice President
UBS AG, STAMFORD BRANCH As a Revolving Credit Lender
By:	/s/ THOMAS M. WATSON
Name: Thomas M. Watson
Title: Director
WEBSTER BUSINESS CREDIT CORPORATION, as a Revolving Credit Lender
By:	/s/ JOHN L. PALERMO
Name: John L. Palermo
Title: Vice President
GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Credit Lender
By:	/s/ KRISTINA M. MILLER
Name: Kristina M. Miller
Title: Duly Authorized Signatory

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  Exhibit 10.5